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                                                                   Exhibit 10.07


                                SECOND AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                 UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT



                  THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT dated as of April 24, 2001 (the "AMENDMENT") is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation ("HOLDINGS"), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the "INDEMNITORS"), and
(ii) RELIANCE INSURANCE COMPANY, a Pennsylvania corporation, UNITED PACIFIC INSURANCE COMPANY, a Pennsylvania corporation, RELIANCE NATIONAL INSURANCE COMPANY, a Delaware corporation, and RELIANCE SURETY COMPANY, a Delaware corporation (collectively, the foregoing parties are referred to herein as "RELIANCE").

                                   WITNESSETH:

                  WHEREAS, the INDEMNITORS and RELIANCE are parties to a certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 (the "AGREEMENT");

                  WHEREAS, in connection with the proposed acquisition by HOLDNGS of 80% of the equity interests of NORTH AMERICAN SITE DEVELOPERS, INC., a Massachusetts corporation ("NASDI"), (i) HOLDINGS will issue additional Debt (as such term is defined in the Agreement) in an aggregate principal amount of $40,000,000 pursuant to the terms of the 1998 Debt Indenture (as such term is defined in the Agreement), (ii) NASDI will issue promissory notes in an aggregate principal amount equal to $3,000,000 to management stockholders of NASDI, which promissory notes will be guaranteed by HOLDINGS, and (iii) NASDI will issue a promissory note in an aggregate principal amount equal to approximately $32,000,000 to HOLDINGS;

                  WHEREAS, the INDEMNITORS have requested RELIANCE to consent to, and to amend certain provisions of the Agreement to permit, such acquisition, such incurrence of additional Debt and such issuance of promissory notes; and

                  WHEREAS, RELIANCE is willing to amend certain provisions of the Agreement and to consent to such acquisition, such incurrence of additional Debt and such issuance of promissory notes, subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and RELIANCE hereby agree as follows:

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                  SECTION 1.  CONSENT TO INCURRENCE OF ADDITIONAL DEBT.
RELIANCE hereby consents:

                   (a) to HOLDING'S incurrence of additional Debt in a principal amount not to exceed $40,000,000, PROVIDED, HOWEVER, that (i) such incurrence of Debt shall be pursuant to the terms of the 1998 Debt Indenture, (ii) an amount not to exceed $35,000,000 from the proceeds received by HOLDINGS in connection with the incurrence of such Debt shall be used by HOLDINGS to acquire 80% of the equity interests of NASDI, and (iii) an amount not to exceed $5,000,000 from the proceeds received by HOLDINGS in connection with the incurrence of such Debt shall be used by HOLDINGS to pay fees and expenses in connection with such acquisition and to repay a portion of HOLDING'S outstanding revolving loan balance under the Bank Loan Facility (as defined in the Underwriting Agreement); and

                  (b) pursuant to Section 6.21 of the Agreement, to HOLDING'S modifying the 1998 Debt Indenture to evidence the incurrence of such additional Debt pursuant to the existing terms of the 1998 Debt Indenture.

                  SECTION 2.  AMENDMENTS TO AGREEMENT.

                  Subject to satisfaction of the conditions set forth in SECTION 2 of this Amendment and in reliance on the INDEMNITORS' warranties set forth in
SECTION 3 below, the Agreement is hereby amended as follows:

                  (a) The definition of "Limited Subsidiary" in Section 1.1 of the Agreement is amended by deleting the proviso at the end thereof in its entirety and inserting in lieu thereof:

                  "PROVIDED, that none of NATCO Limited Partnership, North American TrailingCompany or North

                  American Site Developers, Inc. shall be deemed to be a LIMITED SUBSIDIARY for purposes of this Agreement."

                  (b) Section 3.1 of the Agreement is amended by adding the language "(other than North American Site Developers, Inc.)" immediately after the language "Notwithstanding anything to the contrary herein, any INDEMNITOR which is not a wholly-owned SUBSIDIARY of HOLDINGS" that appears in such Section.

                  (c) Section 3.2 of the Agreement is amended by adding the language "(other than North American Site Developers, Inc.)" immediately after the language "Notwithstanding anything to the contrary herein, any INDEMNITOR which is not a wholly-owned SUBSIDIARY of HOLDINGS" that appears in such Section.

                  (d) Section 6.12(f)(ii) of the Agreement is amended by deleting the reference therein to "$115,000,000" and inserting in lieu thereof "$155,000,000".

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                  (e) Section 6.12(r) of the Agreement is deleted in its
         entirety and the following inserted in lieu thereof:

                  "(r) DEBT of North American Site Developers, Inc. owing to management stockholders of North American Site Developers, Inc., PROVIDED, that the aggregate amount of such DEBT shall not exceed at any time the lesser of (i) $3,000,000 and (ii) the aggregate principal amount scheduled to be outstanding at such time in accordance with the terms of those certain promissory notes dated April 24, 2001 from North American Site Developers, Inc. to the order of such management stockholders;"

                  (f) Section 6.13(b) of the Agreement is amended by (i) deleting the word "and" that appears immediately prior to subsection
         (iii) of such Section and (ii) by adding the following at the end of such Section:

                  ", and (iv) shares of capital stock or equity interests issued by North American Site Developers, Inc. to Persons other than HOLDINGS or a wholly-owned SUBSIDIARY of HOLDINGS, PROVIDED, that the aggregate amount of such shares of capital stock or equity interests issued to such Persons shall not exceed twenty-five percent (25%) of the aggregate number of shares of capital stock or equity interests issued by North American Site Developers, Inc.;"

                  (g) Section 6.15(e) of the Agreement is amended by adding the following at the end thereof:

                  ", and PROVIDED FURTHER, that HOLDINGS or the appropriate SUBSIDIARY will provide RELIANCE with prior written notice of any investment, DEBT or CONTINGENT LIABILITY (other than an investment, DEBT or CONTINGENT LIABILITY made in the ordinary course of business consistent with past business practices) to be made by HOLDINGS or such SUBSIDIARY in NATCO, North American or any SUBSIDIARY thereof;"

                  (h) Section 6.18 of the Agreement is amended by adding at the end thereof the following:

                  ", including, without limitation, the provision of commercial and industrial demolition services."

                  SECTION 3.  CONDITIONS PRECEDENT.

                  This Amendment shall be effective upon receipt by RELIANCE of the documents listed below, each, unless otherwise noted, dated the date hereof, duly executed, in form and substance satisfactory to RELIANCE and in quantities designated by RELIANCE:

                  (a)  This Amendment executed by all parties hereto.

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                  (b) The INDEMNITORS shall have delivered such other documents as RELIANCE may reasonably request.

                  SECTION 4.  WARRANTIES.

                  To induce RELIANCE to enter into this Amendment, the INDEMNITORS warrant to RELIANCE as of the date hereof and after giving effect to this Amendment that:

                  (a) The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in
         Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date; and

                  (b)  No EVENT OF DEFAULT has occurred and is continuing.

                  SECTION 5.  GENERAL.

                  (a) Terms used but not otherwise defined herein are used herein as defined in the Agreement.

                  (b) As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

                  (c) This Amendment shall be binding upon and shall inure to the benefit of the INDEMNITORS and RELIANCE and respective successors and assigns of RELIANCE.

                  (d) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.



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                  IN WITNESS WHEREOF, this Agreement is executed by the parties on the day and date first set forth above.

                                     GREAT LAKES DREDGE & DOCK CORPORATION

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its:    Vice President and CFO


                                     GREAT LAKES DREDGE & DOCK COMPANY

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its:    Vice President and CFO


                                     LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its:    Vice President and CFO


                                     NATCO DREDGING LIMITED PARTNERSHIP

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its:    Vice President

                                     NORTH AMERICAN TRAILING COMPANY

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its:    Vice President and CFO


                                     FIFTY-THREE DREDGING COMPANY

                                     By:
                                        ----------------------------------------
                                     Its:    Vice President


                                     DAWSON DREDGING COMPANY

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its:    Vice President and CFO
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                  IN WITNESS WHEREOF, this Agreement is executed by the parties on the day and date first set forth above.


                                     GREAT LAKES DREDGE & DOCK CORPORATION

                                     By:
                                        ----------------------------------------
                                     Its:
                                          --------------------------------------


                                     GREAT LAKES DREDGE & DOCK COMPANY

                                     By:
                                        ----------------------------------------
                                     Its:
                                          --------------------------------------


                                     LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     NATCO DREDGING LIMITED PARTNERSHIP

                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     NORTH AMERICAN TRAILING COMPANY

                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     FIFTY-THREE DREDGING COMPANY

                                     By:  /s/  Paul Dinquel
                                        ----------------------------------------
                                     Its:      Vice President
                                         ---------------------------------------


                                     DAWSON DREDGING COMPANY

                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------

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                                     GREAT LAKES CARIBBEAN DREDGING, INC.

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its: Vice President and CFO
                                         ---------------------------------------


                                     NORTH AMERICAN SITE DEVELOPERS, INC.

                                     By: /s/ Deborah A. Wensel
                                        ----------------------------------------
                                     Its: Vice President
                                         ---------------------------------------


                                     RELIANCE INSURANCE COMPANY
                                     UNITED PACIFIC INSURANCE COMPANY
                                     RELIANCE NATIONAL INSURANCE COMPANY
                                     RELIANCE SURETY COMPANY

                                     By:      /s/
                                        ----------------------------------------

                                     Its:     Attorney-in-Fact
                                         ---------------------------------------